Exhibit 10.2

Attachment

Each of the following directors and executive officers of Myriad Genetics, Inc. has entered into the Company’s standard form Indemnification Agreement.

Directors and Executive Officer	Execution Date
John T. Henderson, M.D., Chairman of the Board	June 02, 2009
Walter Gilbert, Ph.D., Vice Chairman of the Board	June 02, 2009
Lawrence C. Best, Director	September 16, 2009
Heiner Dreismann, Ph.D., Director	September 16, 2010
Dennis H. Langer, M.D., J.D., Director	June 02, 2009
S. Louise Phanstiel, Director	September 16, 2009
Mark C. Capone, President and Chief Executive Officer	June 16, 2009
Alexander Ford, President, Myriad Genetic Laboratories, Inc.	July 01, 2015
Gary A. King, EVP International Operations	June 13, 2013
Jerry S. Lanchbury, Ph.D., Chief Scientific Officer	June 16, 2009
Richard M. Marsh, Esq., EVP, General Counsel and Secretary	June 16, 2009
Ralph L. McDade, President, Myriad RBM, Inc.	June 05, 2014
R. Bryan Riggsbee, Chief Financial Officer and Treasurer	February 23, 2015
Bernard F. Tobin, President, Crescendo Biosciences, Inc.	February 23, 2015
Mark Verratti, President, Assurex Health, Inc.	September 19, 2017